Exhibit 99.1

These financial statements are unaudited as of June 12, 2007.

Axion Power International, Inc.
Consolidated Balance Sheets
December 31,
(A Development Stage Company)

	(Restated)
	2005	2004	2003

Assets

Current Assets:
Cash & cash equivalents	$553,001	$48,707	$258,432
Refundable tax credits	343,200	166,003	-
Prepaid expenses	44,446	12,213	-
Total current assets	940,647	226,923	258,432

Property & equipment, net	264,942	95,639	-

Total Assets	$1,205,589	$322,562	$258,432

Liabilities & Equity (Deficit)

Current Liabilities:
Accounts payable	$538,119	$342,886	$25,876
Accrued expenses	308,211	247,382	153,826
Amounts payable to related party (C&T)	-	1,101,403	2,008,549
Convertible Debt-related parties	-	-	50,017
Notes payable to related parties	180,231	-	-
Total current liabilities	1,026,561	1,691,671	2,238,268

Commitments & Contingencies (Note 17)	-	-	-

Equity(Deficit):
Convertible Preferred stock-12,500,000 authorized-140,000 issued and outstanding	1,454,897	-	-
Common stock-50,000,000 authorized $0.0001 par value-16,604,598 shares
issued & outstanding (12,961,933 and 10,660,818 in 2004 and 2003 respectively)	1,660	1,296	1,067
Additional paid in capital	15,950,173	5,511,054	1,522,674
Subscriptions receivable	(721,000)	-	(350,000)
Deficit accumulated during development stage	(16,351,130)	(6,750,667)	(3,097,030)
Cumulative foreign currency translation adjustment	(155,572)	(130,792)	(56,547)
Total Equity (Deficit)	179,028	(1,369,109)	(1,979,836)

Total Liabilities & Equity (Deficit)	$1,205,589	$322,562	$258,432

See Notes to Financial Statements

These financial statements are unaudited as of June 12, 2007.

Axion Power International, Inc.
Consolidated Statements of Operations
Periods Ended December 31,
(A Development Stage Company)

	(Restated)
				Inception (9/18/2003) to
	2005	2004	2003	12/31/05

Revenues	$-	$-	$-	$-

General & Administrative Expenses	4,485,175	1,498,365	201,034	6,184,574
Research & Development Expenses	1,633,595	1,871,207	2,328,580	5,833,382
Impairment of assets	379,755	437,733	567,416	1,384,904
Other	(173,412)	(153,668)	-	(327,080)
Net loss before income taxes	(6,325,113)	(3,653,637)	(3,097,030)	(13,075,780)

Income Taxes	-	-	-	-

Deficit accumulated during development stage	(6,325,113)	(3,653,637)	(3,097,030)	(13,075,780)
Less preferred dividends & beneficial conversion feature	(3,275,351)	-	-	(3,275,351)
Net loss applicable to common shareholders	$(9,600,464)	$(3,653,637)	$(3,097,030)	$(16,351,131)

Basic and Diluted Net Loss Per Share	$(0.67)	$(0.30)	$(0.91)	$(1.36)
Weighted Average Common Shares Outstanding	14,238,585	12,175,489	3,405,000	11,984,524

See Notes to Financial Statements

These financial statements are unaudited as of June 12, 2007.

Axion Power International, Inc.
Consolidated Statements of Cash Flows
Years Ended December 31,
(A Development Stage Company)

	(Restated)
				Inception (9/18/2003) to
	2005	2004	2003	12/31/05
Cash Flows from Operating Activities:
Deficit accumulated during development stage	$(6,325,113)	$(3,653,637)	$(3,097,030)	$(13,075,780)
Adjustments required to reconcile net loss to cash flows
used by operating activities:
Depreciation	58,157	22,880	-	81,037
Impairment on assets	379,755	437,733	567,416	1,384,904
Stock issued for services	2,172,430	72,000	48,952	2,293,382
Options issued for services	237,568	427,584	-	665,152
Amortization of debt discount and accrued interest converted to stock	-	-	24,788	24,788
Changes in Operating Assets & Liabilities:
Refundable tax credits	(165,200)	(153,668)	-	(318,868)
Prepaid expenses	(30,753)	(11,306)	-	(42,059)
Accounts payable	176,821	291,678	25,367	493,866
Amounts payable to related party (C&T)	(100,000)	(416,771)	1,969,039	1,452,268
Accrued expenses	58,298	92,745	151,069	302,112
Net cash used by operating activities	(3,538,037)	(2,890,762)	(310,399)	(6,739,198)

Cash Flows from Investing Activities:
Purchase of property & equipment	(218,042)	(111,412)	-	(329,454)
Investment in patents	(51,399)	(91,363)	(25,126)	(167,888)
Investments in notes receivable	(328,356)	(346,370)	(542,290)	(1,217,016)
Net cash used by investing activities	(597,797)	(549,145)	(567,416)	(1,714,358)

Cash Flows from Financing Activities:
Proceeds from related party convertible debt	-	400,000	1,150,000	1,550,000
Proceeds from related party debt-other	173,510	-	-	173,510
Proceeds from the exercise of warrants	787,480	868,020	-	1,655,500
Proceeds from sale of preferred stock; net of costs	2,729,181	-	-	2,729,181
Collection of subscriptions receivable	-	350,000	-	350,000
Proceeds from sale of Common Stock; net of costs	971,371	1,607,134	-	2,578,505
Net cash provided by financing activities	4,661,542	3,225,154	1,150,000	9,036,696

Effect of Exchange Rate on Cash	(21,414)	5,028	(13,753)	(30,139)
Net Change In Cash & Cash Equivalents	504,294	(209,725)	258,432	553,001
Cash and Cash Equivalents - Beginning of period	48,707	258,432	-	-
Cash and Cash Equivalents -Ending of period	$553,001	$48,707	$258,432	$553,001

See Notes to Financial Statements

These financial statements are unaudited as of June 12, 2007.

Axion Power International, Inc.
Consolidated Statement of Stockholders' Equity (Deficit)
For Periods Ended December 31, 2003, 2004 and 2005
(A Development Stage Company)

	Preferred		Common
	Shares	Amount	Shares Issued and Outstanding	Common Stock Amount	Additional Paid-In Capital	Subscriptions Receivable	Deficit Accumulated During Development Stage	Other Comprehensive Income Cumulative Translation Adjustments	Total Stockholders' Equity (Deficit)
Inception September 18, 2003	-	$-	-	$-	$-	$-	$-	$-	$-
Shares issued to founders upon formulation of Axion Power Corp			1,360,000	136	(136)				-
Stock based compensation			170,000	17	48,936				48,953
Conversion of related party debt to common stock			1,108,335	111	1,449,889	(350,000)			1,100,000
Discount associated with warrants issued with related party convertiable debt					86,402				86,402
Unamortized discount at time of conversion on related party convertible debt					(77,188)				(77,188)
Accrued interest forgiven on related party convertible debt					15,574				15,574
Shared issued during Recapitalization
- Shares issued to Mega-C trust			6,147,483	615	(615)				-
- Equity acquired in recapitalization			1,875,000	188	(188)				-
Net Loss December 31, 2003							(3,097,030)		(3,097,030)
Other Comprehensive income (loss):
Foreign Currency Translation Adjustment								(56,547)	(56,547)
Comprehensive loss									(3,153,577)
Balance at December 31, 2003	-	-	10,660,818	$1,067	$1,522,674	$(350,000)	$(3,097,030)	$(56,547)	$(1,979,836)
Adjustment to original shares issued to founders			445,000	45	(45)				-
Adjustment to original shares issued to Mega-C trust			180,000	18	(18)				-
Conversion of related party debt to common stock			283,333	28	451,813	350,000			801,841
Issuance of warrants in consideration for acquired in-process research & developmment					563,872				563,872
Common stock offering - net of cost			823,800	81	1,607,053				1,607,134
Proceeds from exercise of warrants			475,200	48	867,972				868,020
Liability satisfied as partial prepayment on options					306,000				306,000
Stock based compensation			45,000	4	191,738				191,742
Fractional Shares Issued Upon Reverse Spilt			48,782	5	(5)				-
Net Loss December 31, 2004							(3,653,637)		(3,653,637)
Other Comprehensive income (loss):
Foreign Currency Translation Adjustment								(74,245)	(74,245)
Comprehensive loss									(3,727,882)
Balance at December 31, 2004	-	-	12,961,933	$1,296	$5,511,054	$-	$(6,750,667)	$(130,792)	$(1,369,109)
Proceeds From Exercise of Warrants & Options			853,665	85	1,283,395	(496,000)			787,480
Common Stock Offering Proceeds			600,000	60	1,171,310	(200,000)			971,370
Preferred Stock Offering proceeds	385,000	3,754,110				(25,000)			3,729,110
Conversion of preferred to common	(245,000)	(2,475,407)	1,470,000	147	2,475,260				-
Stock issued for services			500,000	50	1,524,950				1,525,000
Fair Value of Options Issued for Non-Employee Services					237,568				237,568
Employee incentive share grants			219,000	22	647,480				647,502
Impact of beneficial conversion feature					3,099,156		(3,099,156)		-
Preferred Stock Dividends		176,194					(176,194)		-
Net Loss December 31, 2005							(6,325,113)		(6,325,113)
Other Comprehensive income (loss):
Foreign Currency Translation Adjustment								(24,780)	(24,780)
Comprehensive loss									(6,349,893)
Balance at December 31, 2005	140,000	$1,454,897	16,604,598	$1,660	$15,950,173	$(721,000)	$(16,351,130)	$(155,572)	$179,028

See Notes to Financial Statements

Axion Power International, Inc.
These financial statements are unaudited as of June 12, 2007.

Note 4 — Restatement of 2003 financial statements

The Company has restated its consolidated balance sheet at December 31, 2003 and its consolidated statement of operations for the period then ended to correct errors reported in the originally filed financial statements. The following table reconciles the previously filed consolidated balance sheet at December 31, 2003 with the restated consolidated balance sheet included in this report.

	December 31, 2003

	Reported	Adjustments	Reference	Restated

Cash and cash equivalents	$455,369	$(196,937)	(1)	$258,432
Notes receivable	388,148	(388,148)	(2)	-
Intangible assets	1,794,000	(1,794,000)	(3)	-
Total assets	$2,637,517	$(2,379,085)		$258,432

Accounts payable and accrued expenses	$88,000	$91,702	(1)	$179,702
Convertible debt - related parties	-	50,017	(4)	50,017
Amounts payable to related party (C&T)	1,159,000	849,549	(1) (5)	2,008,549
Total liabilities	1,247,000	991,268		2,238,268

Common stock	1,261	(194)	(6)(10)	1,067
Additional paid-in capital	1,895,556	(372,882)	(7)(10)	1,522,674
Subscriptions receivable	-	(350,000)	(1)(6)	(350,000)
Deficit accumulated during development stage	(506,300)	(2,590,730)		(3,097,030)
Cumulative foreign currency adjustment	-	(56,547)	(8)	(56,547)
Total stockholders’ equity (deficit)	1,390,517	(3,370,353)		(1,979,836)
Total liabilities and stockholders’ equity (deficit)	$2,637,517	$(2,379,085)		$258,432

The following table reconciles our previously filed consolidated statement of operations for the period ended December 31, 2003 with the restated consolidated statement of operations included in this report.

	Period Ended December 31, 2003

	Reported	Adjustments	Reference	Restated

General and administrative expenses	$252,865	$(51,831)	(1)(7)(8)	$201,034
Research and development expenses	253,435	2,075,145	(1)(2)(3)(5)(8)	2,328,580
Impairment of assets	-	567,416	(2)(9)	567,416
Net loss before and after taxes	$(506,300)	$(2,590,730)		$(3,097,030)

Basic and diluted net loss per share	$(0.17)	$(0.74)		$(0.91)
Weighted average common shares outstanding	3,002,515	402,485	(11)	3,405,000

Axion Power International, Inc.
These financial statements are unaudited as of June 12, 2007.

Note 4 - Restatement of 2003 financial statements (continued)

Reference Notes:

1.	During the restatement the Company identified certain cut-off adjustments related to cash, current liabilities, subscription receivables and operating expenses.

2.
The Company recorded $388,148 in advances to Mega-C Power Corporation as notes receivable and did not impair the notes for reporting purposes. In addition, the Company initially recorded invoices relating to Mega C advances as research and development expense amounting to $154,142. In 2004, the Company adjusted these amounts with a reclassification from research and development to notes receivable. Accordingly, the total note receivable in 2003 amounted to $542,290 which has been expensed in 2003 as uncollectible accounts and impairment of assets. During the restatement, the Company properly recorded the transaction in 2003 as an advance to the Mega C trust and reduced research and development expense. In the restated financial statements the Company has fully impaired the total note amount based on management’s assessment of substantial doubt as to collectability pursuant to FAS 5.

3.
The Company reported $1,794,000 of acquisition costs for our technology as a capital asset even though the technology was not fully developed on the acquisition date and should have been classified as a purchase of in process research and development. In the restated financial statements the Company has fully expensed these costs as in process research and development.

4.
The original financial statements disclosed proceeds from the sale of common stock; however the proceeds were initially related to convertible debt which, subsequently was converted to common stock. All convertible debt issued during 2003 was converted to common stock as of December 31, 2003, except for $50,017, which was converted in January 2004.

5.
In the restated financial statements, the Company accrued an additional obligation related to the acquisition of the in-process research and development. This obligation was satisfied subsequent to December 31, 2003 with the issuance of 1,562,900 warrants valued at $563,872 which were initially valued and recorded at $25,000 and presented as issued in 2003.

6.	During the restatement, the Company determined the following with respect to the reverse merger between Tamboril and Axion Power Corporation:

•
The original financial statements included the equity activity of Tamboril, (the public shell company), prior to reverse merger on December 31, 2003. The restated financial statements include the equity acquired from Tamboril as one line under the caption “Equity acquired in recapitalization” on the statement of stockholder’s equity;

•
The original financial statements included the historical activity of Axion Power Corporation, (the operating company), as one line in the Statement of Stockholder’s Equity under the caption “Acquisition of Axion Power and effect of reverse merger”. In the restated financial statements, the Company separately stated the activity of Axion Power Corporation prior to the merger; and

•
The original financial statements reported the reorganization as one transaction in 2003. During the restatement the Company determined that the reorganization occurred in the first closing on December 31, 2003 and the second closing on January 9, 2004. The restated financial statements reflect the issuance of these shares in the proper period.

7.	The adjustments aggregating $372,882 related to additional paid in capital are as follows:

•	$24,788 increase relating to the discount related to warrants issued with convertible debt and forgiven interest associated with the convertible debt converted during 2003;

Axion Power International, Inc.
These financial statements are unaudited as of June 12, 2007.

Note 4 - Restatement of 2003 financial statements (continued)

•	$38,000 increase related to stock offering costs that were originally recorded erroneously;

•	$31,758 decrease relating to the Company reversing the fair value of options and warrants recorded in 2003 that were actually issued in January, 2004;

•
$450,000 decrease relating to 1) $50,000 conversion of convertible debt to common stock that actually occurred during 2004 2) $400,000 of proceeds received in January, 2004 originally recorded in 2003;

•	$48,936 increase relating to the valuation of shares for services originally not valued; and

•	Other miscellaneous and immaterial adjustments which account for the difference of $2,848.

8.	The Company identified adjustments relating to foreign currency transaction gains or losses and foreign currency translation adjustments based on the other adjustments

9.	The Company identified patent costs that were not initially accrued amounting to $25,126. Management has determined that these amounts are impaired and have written them off to expense.

10.
As of result of the November 21, 2006, Mega C Chapter 11 plan of reorganization, Mega C Trust was required to return 1,000,000 shares of the Company’s common stock transferred to the Mega C Trust in conjunction with the original reorganization on December 31, 2003 for cancellation by the Company. In the restated financial statements, the Company retroactively adjusted the return of 1,000,000 shares against the original shares issued to the Mega C Trust that resulted in a reduction of $100 in the value of common stock and increase in additional paid in capital at December 31, 2003.

11.	Weighted average shares outstanding have been updated to reflect the restatements above.

Axion Power International, Inc.
These financial statements are unaudited as of June 12, 2007.

Note 5 — Restatement of 2004 financial statements

The Company has restated its consolidated balance sheet at December 31, 2004 and its consolidated statement of operations for the year then ended to correct for errors reported in the originally filed financial statements. The following table reconciles the previously filed consolidated balance sheet at December 31, 2004 with the restated consolidated balance sheet included in this report.

	December 31, 2004

	Reported	Adjustments	Reference	Restated

Cash and cash equivalents	$46,486	$2,221	(1)	$48,707
Refundable tax credits	-	166,003	(2)	166,003
Prepaid expenses	14,992	(2,779)	(1)	12,213
Total current assets	61,478	165,445		226,923

Property and equipment, net	97,606	(1,967)	(3)	95,639
Notes receivable	958,523	(958,523)	(1)(4)	-
Intangible assets	1,920,522	(1,920,522)	(1)(5)(6)	-
Total assets	$3,038,129	$(2,715,567)		$322,562

Accounts payable and accrued expenses	$643,758	$(53,490)	(1)	$590,268
Amounts payable to related party (C&T)	1,100,500	903	(1)	1,101,403
Total liabilities	1,744,258	(52,587)		1,691,671

Common stock	1,396	(100)	(7)(8)(11)	1,296
Additional paid-in capital	4,670,497	840,557	(9)	5,511,054
Deficit accumulated during development stage	(3,414,418)	(3,336,249)		(6,750,667)
Cumulative translation adjustment	36,396	(167,188)	(10)	(130,792)
Total stockholders’ equity (deficit)	1,293,871	(2,662,980)		(1,369,109)
Total liabilities and stockholders’ equity (deficit)	$3,038,129	$(2,715,567)		$322,562

The following table reconciles the previously filed consolidated statement of operations for the year ended December 31, 2004 with the restated consolidated statement of operations included in this report.

	Year Ended December 31, 2004

	Reported	Adjustments	Reference	Restated

General and administrative expenses	$1,376,031	$122,334	(1)(9)(10)	$1,498,365
Research and development expenses	1,551,790	319,417	(1)(3)	1,871,207
Impairment of assets	-	437,733	(4)(6)	437,733
Other income	(19,703)	(133,965)	(2)(10)	(153,668)

Net loss before and after taxes	$(2,908,118)	$(745,519)		$(3,653,637)

Basic and diluted net loss per share	$(0.22)	$(0.08)		$(0.30)
Weighted average common shares outstanding	13,180,689	(1,005,200)	(12)	12,175,489

Axion Power International, Inc.
These financial statements are unaudited as of June 12, 2007.

Note 5 - Restatement of 2004 financial statements (continued)

Reference Notes:

1.	During the restatement the Company identified certain cut-off adjustments related to cash, prepaid expenses, note receivables, current liabilities, and operating expenses.

2.
During the restatement the Company recorded a $166,003 refundable research and development tax credit from the Province of Ontario which the Company previously did not record because collection was not assured. Subsequently, this credit was received in 2007.

3.	During the restatement the Company recorded an additional $1,967 of depreciation expense for assets which were not originally depreciated.

4.
The Company recorded $542,290 in 2003 and another $416,232 in 2004 in advances to Mega-C Power Corporation as notes receivable and did not impair the notes for reporting purposes. In the restated financial statements the Company has fully impaired these note receivables based on management’s assessment of substantial doubt as to collectability pursuant to FAS 5. Further, since this item was originally recorded as an asset on a Canadian subsidiary with a functional currency of the Canadian Dollar, the balance sheet effect of the change varies from the income statement charge through impairment of assets.

5.
The Company reported the initial $1,794,000 of acquisition costs for the Company’s technology as a capital asset even though the technology was not fully developed on the acquisition date and should have been classified as a purchase of in process research and development. The Company has fully expensed these costs as in process research and development in 2003.

6.
The Company determined that the original patent costs capitalized of $91,363 were impaired and has been written off to expense. The remainder of the adjustment relates to patent costs written off in 2003 due to cutoff adjustments.

7.
The original financial statements disclosed proceeds from the sale of common stock; however proceeds were initially convertible debt which, subsequently was converted to common stock. All convertible debt issued was converted to common stock as of January 9, 2004 including $50,017 from 2003.

8.
The original financial statements reported the reorganization as one transaction in 2003. During the restatement the Company determined that the reorganization occurred in the first closing on December 31, 2003 and the second closing on January 9, 2004. The restated financial statements reflect the issuance of these shares in the proper period.

9.	The adjustments aggregating $840,557 related to additional paid in capital are as follows:

•	$111,724 increase related to transactions during 2003 further described in Note 4;

•	$72,000 increase relating to the valuation of shares for services that was originally not valued;

•	$34,375 increase relating to recording the intrinsic value of options granted to employees that was originally not valued;

•	$24,264 increase relating to the reversal of stock offering costs that were originally erroneously recorded;

•	$65,269 increase relating to the increase in the valuation of options issued for services;

•	$538,872 increase relating to the change in the valuation of 1,562,900 warrants issued to a related party for the purchase of in process research and development noted in 2003;

Axion Power International, Inc.
These financial statements are unaudited as of June 12, 2007.

Note 5 - Restatement of 2004 financial statements (continued)

•	Other miscellaneous and immaterial adjustments which account for the difference of the dollar amount adjusted of $5,947.

10.
The Company identified adjustments relating to foreign currency transaction gains or losses and foreign currency translation adjustments. In addition, the Company reclassed the transaction gain or loss on foreign currency to general and administrative expense on the restated financial statements to be consistent with all periods presented.

11.
As of result of the November 21, 2006, Mega C Chapter 11 plan of reorganization, Mega C Trust was required to return 1,000,000 shares of the Company’s common stock distributed to the Mega C Trust in conjunction with the original reorganization on December 31, 2003 for cancellation by the Company. In the restated financial statements, the Company retroactively adjusted the return of 1,000,000 shares against the original shares issued to the Mega C Trust that resulted in a reduction of $100 in the value of common stock and increase in additional paid in capital at December 31, 2003 that carried over into 2004.

12.
Weighted average shares outstanding changed due to 1)1,000,000 share decrease due to the retroactive change in shares relating to the reorganization in reference 11 above and 2) 5,200 share decrease due to restating the timing of shares issued in conjunction with the reorganization in reference 8 above.

Axion Power International, Inc.
These financial statements are unaudited as of June 12, 2007.

Note 6 — Restatement of 2005 financial statements

We have restated our balance sheet at December 31, 2005 and our statement of operations for the year then ended to correct errors in the originally filed financial statements. The following table reconciles our previously filed consolidated balance sheet at December 31, 2005 with the restated consolidated balance sheet included in this report.

	December 31, 2005

	Reported	Adjustments	Reference	Restated

Cash and cash equivalents	$553,001	$-		$553,001
Refundable tax credits	171,600	171,600	(1)	343,200
Prepaid expenses	44,446	-		44,446
Total current assets	769,047	171,600		940,647

Property and equipment, net	264,942	-		264,942
Notes receivable	1,287,189	(1,287,189)	(2)	-
Intangible assets	2,154,066	(2,154,066)	(3)(4)	-
Total assets	$4,475,244	$(3,269,655)		$1,205,589

Accounts payable and accrued expenses	$870,594	$(24,264)	(5)	$846,330
Note payable to related party	180,231	-		180,231
Total liabilities	1,050,825	(24,264)		1,026,561

Convertible preferred stock	1,454,897	-		1,454,897
Common stock	1,760	(100)	(6)	1,660
Additional paid-in capital	15,027,134	923,039	(7)	15,950,173
Stock subscriptions receivable	(721,000)	-		(721,000)
Deficit accumulated during development stage	(12,576,888)	(3,774,242)		(16,351,130)
Cumulative translation adjustment	238,516	(394,088)	(8)	(155,572)
Total stockholders’ equity	3,424,419	(3,245,391)		179,028
Total liabilities and stockholders’ equity	$4,475,244	$(3,269,655)		$1,205,589

The following table reconciles our previously filed consolidated statement of operations for the year ended December 31, 2005 with the restated consolidated statement of operations included in this report.

	Year Ended December 31, 2005

	Reported	Adjustments	Reference	Restated

General and administrative expenses	$4,420,170	$65,005	(7)(8)	$4,485,175
Research and development expenses	1,635,377	(1,782)	(8)	1,633,595
Impairment of assets	-	379,755	(2)(4)	379,755
Other income	(168,427)	(4,985)	(8)	(173,412)

Net loss before and after taxes	(5,887,120)	(437,993)		(6,325,113)
Less preferred dividends & beneficial conversion	(3,275,351)	-		(3,275,351)
Net loss applicable to common shareholders	$(9,162,471)	$(437,993)		$(9,600,464)

Basic and diluted net loss per share	$(0.60)	$(0.07)		$(0.67)
Weighted average common shares outstanding	15,238,585	(1,000,000)	(6)	14,238,585

Axion Power International, Inc.
These financial statements are unaudited as of June 12, 2007.

Note 6 - Restatement of 2005 financial statements (continued)

Reference Notes:

1.
As noted in Note 5 the Company recorded $166,003 of refundable research and development tax credit from the Province of Ontario from 2004 which the Company previously did not record because collection was not assured. The difference from the above is due to the exchange rate as of December 31, 2004 adding $5,597 to the value of the asset. Subsequently, this credit was received in 2007.

2.
The Company recorded $542,290 in 2003, another $416,232 in 2004 and $328,667 in 2005 in advances to Mega-C Power Corporation as notes receivable and did not impair the notes for reporting purposes. The Company has fully impaired these note receivables based on management’s assessment of substantial doubt as to collectability pursuant to FAS 5. Further, since this item was originally recorded as an asset on a Canadian subsidiary with a functional currency of the Canadian Dollar, the balance sheet effect of the change varies from the income statement charge through impairment of assets.

3.
The Company reported the initial $1,794,000 of acquisition costs for the Company’s technology as a capital asset even though the technology was not fully developed on the acquisition date and should have been classified as a purchase of in process research and development. The Company has fully expensed these costs as in process research and development in 2003. Further, since this item was originally recorded as an asset on the Canadian subsidiary with a functional currency of the Canadian dollar, an additional asset of $176,000 related to foreign currency translation adjustments has been eliminated in the restated financial statements.

4.
The Company determined that the original patent costs capitalized of $51,399 were impaired and has been written off to expense. The remainder of the adjustment relates to patent costs written off in 2003and 2004.

5.	The Company determined that it was not obligated to pay an invoice in the amount of $24,264 that was erroneously charged in 2004 relating to stock offering costs.

6.
As of result of the November 21, 2006, Mega C Chapter 11 plan of reorganization, Mega C Trust was required to return 1,000,000 shares of the Company’s common stock distributed to the Mega C Trust in conjunction with the original reorganization on December 31, 2003 for cancellation by the Company. In the restated financial statements, the Company retroactively adjusted the return of 1,000,000 shares against the original shares issued to the Mega C Trust that resulted in a reduction of $100 in the value of common stock and increase in additional paid in capital at December 31, 2003 that carried over into 2005. This also resulted in a decrease of 1,000,000 shares in the weighted average shares outstanding.

7.	The adjustments aggregating $923,039 to additional paid in capital are as follows:

•	$838,697 increase relating to equity transactions recorded during 2003 and 2004 further described in Note 4 and Note 5 respectively;

•	$82,862 increase relating to recording the intrinsic value of options granted in 2004 to employees over the vesting period that was originally not valued;

•	Other miscellaneous and immaterial adjustments which account for the difference of the dollar amount adjusted of $1,480.

8.	The Company identified adjustments relating to foreign currency transaction gains or losses and foreign currency translation adjustments.